                                                                    EXHIBIT 10.1


American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152


                     Certificateholder Distribution Summary

==================================================================================================
                                 Certificate      Certificate       Beginning
                                    Class        Pass-Through      Certificate        Interest
      Class         CUSIP        Description         Rate            Balance        Distribution
==================================================================================================
        A          02926NAA4         SEQ               5.27250%    225,873,566.60     1,025,513.05
       FSA         AR991MBIA                       1,200.00000%              0.00        43,292.43
     INV_CERT      ARE991INV         SUB               0.00000%      5,316,432.67       591,608.01
==================================================================================================
Totals                                                             231,189,999.27     1,660,413.49
==================================================================================================


=========================================================================================================
                                                           Ending
                       Principal             Current     Certificate          Total         Cumulative
      Class          Distribution         Realized Loss    Balance        Distribution    Realized Losses
=========================================================================================================
        A              4,048,139.61            0.00     221,825,426.99     5,073,652.66              0.00
       FSA                     0.00            0.00               0.00        43,292.43              0.00
     INV_CERT                  0.00            0.00       5,316,432.67       591,608.01              0.00
=========================================================================================================
Totals                 4,048,139.61            0.00     227,141,859.66     5,708,553.10              0.00
=========================================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.


08-July-1999      9:34 A.M.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152


                        Principal Distribution Statement


===========================================================================================================
                                          Beginning      Scheduled     Unscheduled
                      Original Face      Certificate     Principal       Principal                Realized
     Class               Amount            Balance     Distribution    Distribution     Accretion  Loss(1)
===========================================================================================================
       A             229,000,000.00    225,873,566.60      0.00         4,048,139.61       0.00      0.00
      FSA                      0.00              0.00      0.00                 0.00       0.00      0.00
    INV_CERT           7,285,896.30      5,316,432.67      0.00                 0.00       0.00      0.00
===========================================================================================================
     Totals          236,285,896.30    231,189,999.27      0.00         4,048,139.61       0.00      0.00
===========================================================================================================


=========================================================================================
                        Total             Ending           Ending
                       Principal        Certificate      Certificate     Total Principal
     Class             Reduction          Balance        Percentage        Distribution
=========================================================================================
       A              4,048,139.61     221,825,426.99     0.96866999      4,048,139.61
      FSA                     0.00               0.00     0.00000000              0.00
    INV_CERT                  0.00       5,316,432.67     0.72968822              0.00
=========================================================================================
     Totals           4,048,139.61     227,141,859.66     0.96130096      4,048,139.61
=========================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152


                    Principal Distribution Factors Statement



========================================================================================================================
                                          Beginning        Scheduled       Unscheduled
                      Original Face      Certificate       Principal        Principal                          Realized
    Class(2)             Amount            Balance        Distribution    Distribution       Accretion          Loss(3)
========================================================================================================================
       A             229,000,000.00      986.34745240      0.00000000      17.67746555       0.00000000       0.00000000
      FSA                      0.00        0.00000000      0.00000000       0.00000000       0.00000000       0.00000000
    INV_CERT           7,285,896.30      729.68821557      0.00000000       0.00000000       0.00000000       0.00000000
========================================================================================================================



===========================================================================================
                              Total            Ending           Ending
                            Principal        Certificate      Certificate   Total Principal
    Class(2)                Reduction          Balance        Percentage      Distribution
===========================================================================================
       A                   17.67746555       968.66998686     0.96866999       17.67746555
      FSA                   0.00000000         0.00000000     0.00000000        0.00000000
    INV_CERT                0.00000000       729.68821557     0.72968822        0.00000000
===========================================================================================

(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152


                         Interest Distribution Statement


===================================================================================================================

                                                         Beginning         Current         Payment of     Current
                   Original Face        Current         Certificate/       Accrued      Unpaid Interest   Interest
     Class             Amount       Certificate Rate  Notional Balance     Interest         Shortfall     Shortfall
===================================================================================================================
       A           229,000,000.00          5.27250%    225,873,566.60     1,025,513.05        0.00          0.00
      FSA                    0.00      1,200.00000%         43,292.43        43,292.43        0.00          0.00
   INV_CERT          7,285,896.30          0.00000%      5,316,432.67             0.00        0.00          0.00
===================================================================================================================
Totals             236,285,896.30                                         1,068,805.48        0.00          0.00
===================================================================================================================


==============================================================================================
                                                                   Remaining
                    Non-Supported                                   Unpaid         Ending
                      Interest     Realized     Total Interest     Interest     Certificate/
     Class            Shortfall    Losses(4)     Distribution      Shortfall   Notional Balance
===============================================================================================
       A                 0.00         0.00      1,025,513.05          0.00    221,825,426.99
      FSA                0.00         0.00         43,292.43          0.00         42,516.54
   INV_CERT              0.00         0.00        591,608.01          0.00      5,316,432.67
===============================================================================================
Totals                   0.00         0.00      1,660,413.49          0.00
===============================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152


                     Interest Distribution Factors Statement


=========================================================================================================================
                                                                                               Payment of
                                                           Beginning                             Unpaid        Current
                    Original Face         Current         Certificate/      Current Accrued      Interest      Interest
    Class(5)            Amount        Certificate Rate  Notional Balance       Interest         Shortfall      Shortfall
=========================================================================================================================
       A            229,000,000.00          5.27250%      986.34745240          4.47822293      0.00000000     0.00000000
      FSA                     0.00      1,200.00000%      986.34729551        986.34729551      0.00000000     0.00000000
    INV_CERT          7,285,896.30          0.00000%      729.68821557          0.00000000      0.00000000     0.00000000
=========================================================================================================================


====================================================================================================
                                                                        Remaining         Ending
                        Non-Supported                                    Unpaid        Certificate/
                          Interestl     Realized       Total Interest    Interest        Notional
    Class(5)              Shortfall     Losses(6)       Distribution    Shortfall        Balance
====================================================================================================
       A                  0.00000000    0.00000000        4.47822293    0.00000000     968.66998686
      FSA                 0.00000000    0.00000000      986.34729551    0.00000000     968.66990935
    INV_CERT              0.00000000    0.00000000       81.19907087    0.00000000     729.68821557
====================================================================================================

(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152

                       Certificateholder Account Statement


===============================================================================

                             CERTIFICATE ACCOUNT

Beginning Balance                                                         0.00
Deposits
      Payments of Interest and Principal                          5,861,320.64
      Liquidations, Insurance Proceeds, Reserve Funds                     0.00
      Proceeds from Repurchased Loans                                     0.00
      Other Amounts (Servicer Advances)                                   0.00
         Realized Losses                                                  0.00
                                                                  ------------
Total Deposits                                                    5,861,320.64

Withdrawals
      Reimbursement for Servicer Advances                                 0.00
      Payment of Service Fee                                        152,767.54
      Payment of Interest and Principal                           5,708,553.10
                                                                  ------------
Total Withdrawals (Pool Distribution Amount)                      5,861,320.64


Ending Balance                                                            0.00
                                                                  ============
===============================================================================





=============================================================================

                                   OTHER ACCOUNTS

                      Beginning         Current         Current       Ending
Account Type           Balance        Withdrawals      Deposits       Balance
=============================================================================

Reserve Fund            0.00              0.00           0.00          0.00

=============================================================================


===============================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                           0.00
Servicing Fee Support                                                     0.00
                                                                          ----
Non-Supported Prepayment/Curtailment Interest Shortfall                   0.00
                                                                          ====
===============================================================================



================================================================================

                                 SERVICING FEES

Gross Servicing Fee                                                   96,329.17
Trustee Fee                                                              963.29
Management Fee                                                         1,000.00
Mortgage Insurance Premium                                            54,475.08
Supported Prepayment/Curtailment Interest Shortfall                        0.00
                                                                     ----------
Net Servicing Fee                                                    152,767.54
                                                                     ==========
================================================================================

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152




==============================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                      Percentage Delinquent
                                                            Based On
                   Current                        ----------------------------
                  Number Of   Unpaid Principal     Number             Unpaid
                    Loans          Balance        of Loans           Balance
                  ---------   ----------------    --------          ----------

30 Days               71        7,420,882.00      3.633572%         3.267069%
60 Days               23        2,126,227.00      1.177073%         0.936079%
90+ Days              18        1,944,684.00      0.921187%         0.856154%
Foreclosure           50        5,843,762.00      2.558854%         2.572737%
REO                    2          280,701.00      0.102354%         0.123580%
                     ---       -------------      --------          --------
Totals               164       17,616,256.00      8.393040%         7.755618%



Current Period Realized Loss - Includes Interest Shortfall         0.00
Cumulative Realized Losses - Includes Interest Shortfall      64,278.18
Current Period Class A Insufficient Funds                          0.00
Principal Balance of Contaminated Properties                       0.00
Periodic Advance                                                   0.00

==============================================================================



=============================================================================================================================
                       SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                Original $        Original %          Current $         Current %      Current Class %      Next Prepayment %
               ------------       -----------       ------------       -----------     ---------------      -----------------
Class A        7,285,896.30       3.08350876%       5,316,432.67       2.34057812%       97.659422%             0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
=============================================================================================================================

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         31-May-1999                          7485 New Horizon Way
Distribution Date:   25-Jun-1999                          Frederick, MD  21703
                                                          Telephone:     (301) 846-8130
                                                          Facsimile:     (301) 846-8152




================================================================================
                              COLLATERAL STATEMENT

Collateral Description                               Fixed Mixed & ARM Balloon


Weighted Average Gross Coupon                                         9.411382%
Weighted Average Net Coupon                                           8.911382%
Weighted Average Pass-Through Rate                                    8.393725%
Weighted Average Maturity (Stepdown Calculation)                           326

Beginning Scheduled Collateral Loan Count                                1,991
Number of Loans Paid in Full                                                37
Ending Scheduled Collateral Loan Count                                   1,954

Beginning Scheduled Collateral Balance                          231,189,999.27
Ending Scheduled Collateral Balance                             227,141,859.66
Ending Actual Collateral Balance at 31-May-1999                 227,141,859.66
Monthly P&I Constant                                              1,903,314.91
Class A Optimal Amount                                            5,116,945.09
Ending Scheduled Balance for Premium Loans                      227,141,859.66

Required Overcollateralized Amount                                5,316,432.67
Overcollateralized Increase Amount                                        0.00
Overcollateralized Reduction Amount                                       0.00
Specified O/C Amount                                              5,316,432.67
Overcollateralized Amount                                         5,316,432.67
Overcollateralized Deficiency Amount                                      0.00
Base Overcollateralization Amount                                 5,316,432.67

Extra Principal Distribution Amount                                       0.00
Excess Cash Amount                                                  592,608.01
===============================================================================